SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 17, 2007

American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road Cleveland, Ohio	44144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure."

On April 17, 2007, American Greetings issued a press release reporting its results for the quarter and year ended February 28, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

During the fourth quarter of fiscal 2007, American Greetings began reporting two business units, its educational products business and its outside investment in an entertainment development and production business, as discontinued operations as decisions were made during the quarter to exit these two businesses. For comparison purposes, prior period reporting has been reclassified to conform to the changes in the presentation of these business units as discontinued operations. Schedules reflecting these reclassifications for each quarter in fiscal 2007 and 2006 are being furnished with this Current Report on Form 8-K as Exhibit 99.2.

Our segment results are internally reported and evaluated at consistent exchange rates between years to eliminate the impact of foreign currency fluctuations. An exchange rate adjustment is included in the reconciliation of the segment results to the consolidated results; this adjustment represents the impact on the segment results of the difference between the exchange rates used for segment reporting and evaluation and the actual exchange rates for the periods presented. The fiscal 2007 and 2006 segment results presented in Exhibit 99.2 are presented at consistent exchange rates used for fiscal 2007.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K (including the exhibits attached hereto) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

c) Exhibits.

Exhibit	Description
Exhibit 99.1	Press Release - reporting results for the quarter and year ended February 28, 2007.
Exhibit 99.2	Income statement and operating segment information for each quarter of fiscal 2007 and 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

American Greetings Corporation
(Registrant)

By:	/s/ Joseph B. Cipollone
Joseph B. Cipollone, Vice President,
Corporate Controller and Chief Accounting Officer

Date: April 17, 2007

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